Exhibit 10(f)

                          SECURITIES PURCHASE AGREEMENT


                  SECURITIES PURCHASE AGREEMENT (the "Agreement"), dated as of January 6, 2000, by and among Capita Research Group, Inc., a Nevada corporation, with headquarters located at 591 Skippack Pike, Suite 300, Blue Bell, Pennsylvania 19422 (the "Company"), and the investors listed on the Schedule of Buyers attached hereto (individually, a "Buyer" and collectively, the "Buyers").

                  WHEREAS:

                  A. The Company and the Buyers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 of Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act");

                  B. The Company has authorized the issuance of up to 1,000,000 of the Company's units (the "Units"), each unit consisting of (i) one share of the Company's common stock, $.001 par value per share (the "Common Stock"), (ii) one of the Company's A Common Stock Purchase Warrants to purchase one share of the Company's Common Stock exercisable at a purchase price of $.50 per share of Common Stock (the "A Warrants"), in the form attached hereto as Exhibit A, and
(iii) one of the Company's B Common Stock Purchase Warrants to purchase one share of the Company's Common Stock exercisable at a purchase price of $1.00 per share of Common Stock, in the form attached hereto as Exhibit B (the "B Warrants", and together with the A Warrants, the "Warrants") (such shares of Common Stock issued upon exercise of the Warrants are hereinafter referred to as the "Warrant Shares", and together with the Units, Common Stock and Warrants, the "Securities");

                  C. The Buyers wish to purchase, upon the terms and conditions stated in this Agreement, an aggregate of $500,000.00 of Units in the respective amounts set forth opposite each Buyer's name on the Schedule of Buyers; and

                  D. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement in the form attached hereto as Exhibit C (the "Registration Rights
Agreement") pursuant to which the Company has agreed to provide certain registration rights under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

                  NOW, THEREFORE, the Company and the Buyers hereby agree as follows:

                  1.       PURCHASE AND SALE OF UNITS
                           --------------------------

                           a.       Purchase   of   Units.    Subject   to   the
satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below, the Company shall issue and sell to the Buyers and the Buyers shall purchase from the Company an aggregate of 1,000,000 Units in the respective amounts set



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forth  opposite  each Buyer's name on the Schedule of Buyers at the Closing (the
"Closing"). The per unit purchase price (the "Purchase Price") of the Units shall be $.50 or an aggregate purchase price of $500,000.00. On the Closing Date (as defined below), the Company shall issue and deliver to each Buyer (i) a stock certificate(s) representing such number of the shares of Common Stock and
(ii) certificates representing such number of A Warrants and B Warrants, which such Buyer is then purchasing (as indicated opposite such Buyer's name on the Schedule of Buyers), duly executed on behalf of the Company and registered in the name of such Buyer or its designee (the "Stock Certificates").

                           b.       Closing  Date.  The  date  and  time  of the
Closing (the "Closing Date") shall be 10:00 a.m. Eastern Standard Time on January 6, 2000, subject to notification of satisfaction (or waiver) of the conditions to the Closing set forth in Sections 6 and 7 below (or such later date as is mutually agreed to by the Company and the Buyers). The Closing shall occur on the Closing Date at the offices of Schulte Roth & Zabel LLP, 900 Third Avenue, New York, New York 10022.

                           c.       Form of Payment.  On the Closing Date,  each
Buyer shall pay the Purchase Price to the Company for the Units to be issued and sold to such Buyer at the Closing, by wire transfer of immediately available funds in accordance with the Company's written wire instructions provided in writing to the Buyers prior to the Closing Date.

                  2.       BUYER'S REPRESENTATIONS AND WARRANTIES.
                           --------------------------------------

                  Each Buyer represents and warrants with respect to only itself that:

                           a.       Investment   Purpose.   Such  Buyer  (i)  is
purchasing the Units consisting of Common Stock and Warrants and (ii) upon exercise of the Warrants, will acquire the Warrant Shares, then issuable for its own account for investment only and not with a present view towards or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act; provided, however, that by making the representations herein, such Buyer does not agree to hold any Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

                           b.       Accredited Investor Status. Such Buyer is an
"accredited investor" as that term is defined in Rule 501(a) of Regulation D.

                           c.       Reliance   on    Exemptions.    Such   Buyer
understands that the Units are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire the Units.

                           d.       Information. Such Buyer and its advisors, if
any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Units which have been requested by such Buyer. Such Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives shall modify, amend or affect such Buyer's right to rely on the Company's representations and warranties contained in Section 3 below.



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

                           e.       No   Governmental    Review.    Such   Buyer
understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Units or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Units.

                           f.       Transfer or Resale.  Such Buyer  understands
that except as provided in the Registration Rights Agreement: (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Buyer shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) such securities can be sold, assigned or transferred pursuant to Rule 144 promulgated under the 1933 Act (or a successor rule thereto) ("Rule 144"); (ii) any sale of such securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of such securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

                           g.       Legends.  Such  Buyer  understands  that the
certificates or other instruments representing the Warrants and, until such time as the sale of the Common Stock or Warrant Shares have been registered under the 1933 Act as contemplated by the Registration Rights Agreement, the stock certificates or other documents representing the Common Stock and Warrant Shares except as set forth below, shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such certificates):

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.


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


The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Securities upon which it is stamped, if (i) any such Securities are registered for sale under the 1933 Act,
(ii) in connection with a sale transaction, such holder provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that a public sale, assignment or transfer of any of the Securities may be made without registration under the 1933 Act, or (iii) any of the Securities can be sold pursuant to Rule 144 without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold. Each Buyer acknowledges, covenants and agrees to sell any of the Securities represented by a certificate(s) from which the legend has been removed, only pursuant to (i) a registration statement effective under the 1933 Act, or (ii) advice of counsel that such sale is exempt from registration required by Section 5 of the 1933 Act. In the event the above legend is removed from any of the Securities, the Company may, upon reasonable advance notice to the holder, require that the above legend be placed on any of the Securities that cannot then be sold pursuant to an effective registration statement or Rule 144(k) under the 1933 Act (or any successor rule thereto).

                           h.       Authorization;  Enforcement.  This Agreement
has been duly and validly authorized, executed and delivered on behalf of such Buyer and is a valid and binding agreement of such Buyer enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

                           i.       Residency.  Such Buyer is a resident of that
country specified in the Schedule of Buyers.

                  3.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.
                           ---------------------------------------------

                           The Company  represents  and  warrants to each of the
Buyers that:

                           a.       Organization and Qualification.  The Company
and its subsidiaries are corporations duly incorporated and validly existing in good standing under the laws of the jurisdiction in which they are incorporated, and have the requisite corporate power to own their properties and to carry on their business as now being conducted. Each of the Company and its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. "Material Adverse Effect" means any material adverse effect on (i) the business, properties, operations, condition (financial or otherwise), or results of operations of the Company and its subsidiaries, taken as a whole, (ii) on the ability of the Company to perform its obligations hereunder, under the Registration Rights Agreement or under the other agreements or instruments to be entered into or filed in connection herewith or therewith, or (iii) the Securities.

                           b.       Authorization;  Enforcement; Compliance with
Other Instruments. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the



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

Warrants and the Registration Rights Agreement, (collectively, the "Closing Agreements") to issue, sell and perform its obligations with respect to the Units and Warrant Shares in accordance with the terms hereof and the Warrants and to issue the Warrant Shares upon exercise of the Warrants, in accordance with the terms and conditions of the Warrants, (ii) the execution and delivery of the Closing Agreements by the Company and the consummation by it of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Common Stock and the Warrants and the reservation for issuance and the issuance of the Warrant Shares upon exercise of the Warrants have been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its shareholders, (iii) the Closing Agreements have been duly executed and delivered by the Company, and (iv) the Closing Agreements constitute the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

                           c.       Capitalization  and Indebtedness.  As of the
date hereof, the authorized capital stock of the Company consists of 100,000,000 shares of Common Stock, of which as of the date hereof, 20,295,946 shares are issued and outstanding and no shares of Preferred Stock. All of such outstanding shares have been validly issued and are fully paid and nonassessable. No shares of Common Stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company. Except as disclosed in Schedule 3(c), as of the date hereof, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, (ii) there are no outstanding debt securities, notes, credit agreements, or other agreements, documents or instruments evidencing indebtedness of the Company or any of its subsidiaries or by which the Company or any of its subsidiaries is or may become bound and (iii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except the Registration Rights Agreement). There are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of any of the Securities as described in this Agreement. The Company has furnished to the Buyer true and correct copies of the Company's Certificate of Incorporation as amended and as in effect on the date hereof (the "Certificate of Incorporation"), and the Company's By-laws, as in effect on the date hereof (the "By-laws"), and the terms of all securities convertible into or exercisable for Common Stock and the material rights of the holders thereof in respect thereto.

                           d.       Issuance of  Securities.  The Securities are
duly  authorized and, upon issuance in accordance with the terms hereof shall be
(i) validly issued, fully paid and non-assessable, (ii) free from all taxes,


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

liens and charges with respect to the issue thereof and are not and shall not be subject to preemptive rights or other similar rights of stockholders of the Company. 3,000,000 shares of Common Stock have been duly authorized and reserved for issuance in connection with the Units.

                           e.       No Conflicts.  The  execution,  delivery and
performance of the Closing Agreements by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Securities) will not (i) result in a violation of the Certificate of Incorporation or By-laws or (ii) except as disclosed in
Schedule 3(e), violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the principal market or exchange on which the Common Stock is traded or listed) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected. Neither the Company nor its subsidiaries are in violation of any term of or in default under its Certificate of Incorporation or By-laws or their organizational charter or by-laws, respectively, or in violation of any term of or in default under any contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or its subsidiaries, except for violations or defaults which would not, individually or in the aggregate, have a Material Adverse Effect. The business of the Company and its subsidiaries is not being conducted in violation of any law, ordinance or regulation of any governmental entity, which violations, individually or in the aggregate, would have a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the 1933 Act, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental or regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement, the Registration Rights Agreement or the Warrants in accordance with the terms hereof or thereof. Except as disclosed in Schedule 3(e), all consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

                           f.       SEC Documents;  Financial Statements.  Since
December 31, 1997, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the "SEC Documents"). The Company has delivered or made available to each Buyer or its representative true and complete copies of the SEC Documents and agrees to deliver or make available to each Buyer or its representatives true and complete copies of any additional SEC Documents, upon request. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

                           g.       Absence  of  Certain   Changes.   Except  as
expressly set forth in Schedule 3(g) or as otherwise disclosed in SEC Documents filed after December 31, 1998, since December 31, 1998, there has been no material adverse change and no material adverse development in the business, properties, operations, condition (financial or otherwise), or results of operations of the Company and its subsidiaries taken as a whole. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy law nor does the Company or its subsidiaries have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings.

                           h.       Absence of  Litigation.  Except as set forth
in Schedule 3(h), there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company or its subsidiaries or their respective directors or officers, or the Common Stock, wherein an unfavorable decision, ruling or finding would individually or in the aggregate have a Material Adverse Effect.

                           i.       Acknowledgment Regarding Buyers' Purchase of
the Securities. The Company acknowledges and agrees that each of the Buyers is acting solely in the capacity of arm's length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that each Buyer is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by any of the Buyers or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to such Buyer's purchase of the Securities. The Company further represents to each Buyer that the Company's decision to enter into this Agreement has been based solely on the independent evaluation by the Company and its representatives.

                           j.       No   General   Solicitation.   Neither   the
Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of any of the Securities offered hereby.

                           k.       No Integrated Offering. Neither the Company,
nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the 1933 Act or cause the offering of any of the Securities to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable shareholder approval provisions.

                           l.       Employment  Matters;   ERISA  Matters.   The
Company and its subsidiaries are in compliance with all federal, state, local and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours except where failure to be in compliance would not have a Material Adverse Effect. There are no pending investigations involving the Company or any of its subsidiaries by the U.S. Department of Labor or any other governmental agency responsible for the enforcement of such federal, state, local or foreign laws and regulations. There is no unfair labor practice charge or complaint against the Company or any of its subsidiaries pending before the National Labor Relations Board or any strike, picketing, boycott, dispute, slowdown or stoppage pending or, to the Company's knowledge, threatened against or involving the Company or any of its subsidiaries. No representation question exists respecting the employees of the Company or any of its subsidiaries, and no collective bargaining agreement or modification thereof is currently being negotiated by the Company or any of its subsidiaries. No grievance or arbitration proceeding is pending under any expired or existing collective bargaining agreements of the Company or any of its subsidiaries. No material labor dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent. The Company has no employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended.

                           m.       Intellectual  Property  Rights.  The Company
and its subsidiaries own or possess the requisite rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights (collectively "Intellectual Property Rights") necessary to conduct their respective businesses as now conducted and as presently contemplated to be operated in the future, except where the failure to possess the same would not have a Material Adverse Effect. None of the Intellectual Property Rights or other material intellectual property rights owned or possessed by the Company have expired or terminated, or are expected to expire or terminate in the near future. The Company and its subsidiaries do not have any knowledge of any event, fact or circumstance relating to (i) any infringement by the Company or its subsidiaries of any trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets or other similar rights of others, or of any such development of similar or identical trade secrets or technical information by others or (ii) except as set forth on Schedule 3(m), any person or entity now infringing any Intellectual Property Rights or other similar rights or any such development of similar or identical trade secrets or technical information owned or used by the Company or any of its subsidiaries and, except as set forth on Schedule 3(m), there is no claim, action or proceeding being made or brought against, or to the Company's knowledge, being threatened against, the Company or its subsidiaries regarding any trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets or other similar rights of others, or of any such development of similar or identical trade secrets or technical information by others or any person or entity now infringing any Intellectual Property Rights or other similar rights or any such development of similar or identical trade secrets or other infringement; and the Company and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing. The Company and its subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their Intellectual Property Rights.

                  n.  Environmental  Laws. The Company and its  subsidiaries (A)
are in compliance with any and all Environmental Laws, (B) have received all permits, licenses or other approvals required of them under applicable
Environmental Laws to conduct their respective businesses, and (C) are in compliance with all terms and conditions of any such permit, license or approval, except where the failure to be in compliance or to receive such permits, licenses or approvals would not have a Material Adverse Effect. With respect to the Company and/or its subsidiaries (A) there are no past or present releases of any material into the environment, actions, activities, circumstances, conditions, events, incidents, or contractual obligations which may give rise to any material common law environmental liability or any material liability under any Environmental Law and (B) neither the Company nor any of its subsidiaries has received any notice with respect to the foregoing, nor is any action pending or to the Company's knowledge, threatened in connection with the foregoing. The term "Environmental Laws" means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, "Hazardous Materials") into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

                           o.       Title. The Company and its subsidiaries have
good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries. Any real property and facilities held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

                           p.       Insurance.  The  Company  and  each  of  its
subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as is prudent and customary in the businesses in which the Company and its subsidiaries are engaged. Neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not individually or in the aggregate have a Material Adverse Effect.

                           q.       Regulatory Permits;  Compliance. The Company
and its subsidiaries possess all franchises, grants, authorizations, licenses, permits, easements, consents, certificates, approvals and orders necessary to own, lease and operate their respective properties and to conduct their respective businesses as currently being conducted (collectively, the "Company Permits"), except for any such Company Permits the failure to possess which would not have a Material Adverse Effect. There is no action pending, or to the knowledge of the Company, threatened regarding the suspension or cancellation of any of the Company Permits. Neither the Company nor any of its subsidiaries is in conflict with, or in default or violation of, any of the Company Permits, which conflict, default or violation would have a Material Adverse Effect. Neither the Company nor any of its subsidiaries has received any notification with respect to possible conflicts, defaults, or violations of applicable laws.

                           r.       Internal  Accounting  Controls.  The Company
and each of its subsidiaries maintain a system of internal accounting controls sufficient, in the judgment of the Company's board of directors, and in relation to the size and complexity of their respective businesses, to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                           s.       No  Materially   Adverse   Contracts,   Etc.
Neither the Company nor any of its subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the reasonable judgment of the Company's officers has or is expected in the future individually or in the aggregate to have a Material Adverse Effect. Neither the Company nor any of its subsidiaries is a party to any contract or agreement which in the reasonable judgment of the Company's officers has or is expected to have a Material Adverse Effect.

                           t.       Tax Status.  Except as set forth on Schedule
3(t), the Company and each of its subsidiaries has made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, state or local tax. The Company has not been notified that any of its tax returns is currently being audited by any taxing authority.

                           u.       Certain Transactions. Except as set forth on
Schedule 3(u) and except for arm's length transactions pursuant to which the Company makes payments in the ordinary course of business upon terms no less favorable than the Company could obtain from third parties and other than the grant of stock options disclosed on Schedule 3(c), none of the officers, directors or employees of the Company is presently a party to any material transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director or any such employee has a substantial interest or is an officer, director, trustee or partner.

                           v.      Disclosure.  All information  relating to or
concerning the Company or any of its subsidiaries set forth in this Agreement and provided to the Buyer pursuant to Section 2(d) hereof and otherwise in connection with the transactions contemplated hereby is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or any of its subsidiaries or its or their business, properties, operations or financial condition, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed (assuming for this purpose that the Company's reports filed under the 1934 Act are being incorporated into an effective registration statement filed by the Company under the 1933 Act). The Company has not provided any Buyer with any material non-public information nor any projections or assurance regarding the future financial performance of the Company.

                           w.       Investment  Company  Status.  The Company is
not and upon consummation of the sale of the Securities will not be an "investment company," a company controlled by an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

                           x.       Foreign  Corrupt   Practices.   Neither  the
Company nor any of its subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any subsidiary has, in the course of his actions for, or on behalf of, the Company used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

                           y.       Year 2000.  Any  reprogramming  required  to
permit the proper functioning, in and following the year 2000, of the Company's and its subsidiaries' (i) computer systems and (ii) equipment containing embedded microchips (including systems and equipment supplied by others or with which the Company's or any of its subsidiaries' systems interface) and the testing of such systems and equipment, as so reprogrammed were completed by September 1, 1999. The cost to the Company and its subsidiaries of such reprogramming and testing and of the reasonably foreseeable consequences of year 2000 to the Company and its subsidiaries (including without limitation, reprogramming errors and the failure of others' systems or equipment) will not have a Material Adverse Effect. Except for the reprogramming referred to herein as may be necessary, the computer and management information systems of the Company and each of its subsidiaries are and, with ordinary course upgrading and maintenance, will continue to be, sufficient to permit the Company and each subsidiary to conduct its business without a Material Adverse Effect.

                  4.       COVENANTS AND AGREEMENTS.
                           ------------------------

                           a.       Best Efforts.  Each party shall use its best
efforts timely to satisfy each of the conditions to be satisfied by it as provided in Sections 6 and 7 of this Agreement.

                           b.       Form D. The Company  agrees to file a Form D
with respect to the Securities as required under Regulation D and to provide a copy thereof to each Buyer promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for, or obtain exemption for the Securities for, sale to the Buyers at the Closing pursuant to this Agreement under applicable securities or "Blue Sky" laws of the states of the United States, and shall provide evidence of any such action so taken to the Buyers on or prior to the Closing Date.

                           c.       Reporting  Status.  Until the earlier of (i)
six months after the date as of which the Investors (as that term is defined in the Registration Rights Agreement) may sell all of the Securities without restriction pursuant to Rule 144(k) promulgated under the 1933 Act (or successor thereto) or (ii) the date which is six months after the date on which none of the Securities are outstanding (the "Registration Period"), the Company shall timely file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would otherwise permit such termination.

                           d.       Use of  Proceeds.  The Company  will use the
proceeds from the sale of the Securities for working capital and general corporate purposes and shall not otherwise, directly or indirectly, use such proceeds for any loan to or investment in any other corporation, partnership, enterprise or other person (except in connection with its direct or indirect subsidiaries) or for the repurchase, redemption or retirement of any capital stock of the Company.

                           e.       Financial Information. The Company agrees to
file all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the 1934 Act. The financial statements of the Company will be prepared in accordance with generally accepted accounting principles, consistently applied (except for any required changes in such principles), and will fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries and results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). The Company agrees to send the following to each Investor (as that term is defined in the Registration Rights Agreement) during the Registration
Period: (i) within five (5) days after the filing thereof with the SEC, a copy of its Annual Reports on Form 10-K or Form 10-KSB, as applicable, its Quarterly Reports on Form 10-Q or Form 10-QSB, as applicable, any Current Reports on Form 8-K and any registration statements or amendments filed pursuant to the 1933 Act; (ii) within one (1) day after release thereof, copies of all press releases issued by the Company or any of its subsidiaries; and (iii) copies of any notices and other information made available or given to the shareholders of the Company generally, contemporaneously with the making available or giving thereof to the shareholders.

                           f.      Reservation  of Shares.  The  Company  shall
take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than 2,000,000 shares of Common Stock to provide for the issuance of the Warrant Shares upon exercise of the Warrants in accordance with the terms of this Agreement and the Warrants.

                           g.       Expenses.  The  Company  agrees  to  pay  on
demand all reasonable costs and expenses (including, without limitation, reasonable fees and expenses of counsel to the Buyers) incurred by the Buyers in connection with the enforcement of the Buyers' rights and/or the collection of all amounts due under the Closing Agreements and all other related documents.

                           h.       Additional Issuances of Securities.
                                    ----------------------------------

                                    (a)     Right of First Refusal. For a period
of 180 days from and after the Closing Date if the Company shall desire to issue any Common Stock or any security convertible, exchangeable or exercisable for Common Stock or any other right to acquire any Common Stock pursuant to Section 4(2) of the 1933 Act or an offering under Regulation D or Regulation S of the 1933 Act or in any other private placement (other than Exempt Issuances under Section 4(h)(e) below), then the Company shall comply with the terms of this
Section 4(i).

                                    (b)     Notice  Requirements.   The  Company
shall notify, or cause to be notified, the Buyers not less than ten (10) business days nor more than twenty (20) business days prior to the time the Company intends to consummate such issuance (the "Issuance Notice"). The Issuance Notice shall set forth all of the terms of such proposed issuance.

                                    (c)     Exercise of Right of First  Refusal.
The right of first refusal provided for in this Section 4(i) may be exercised by the Buyers by delivery of a written notice to the Company (the "Exercise Notice"), within ten (10) business days following receipt of the Issuance Notice (the "Refusal Period"). The Exercise Notice shall state that the Buyers agree to purchase all or any specified part of the proposed issuance of such Common Stock or Convertible Securities on terms substantially equal to the terms set forth in the Issuance Notice.

                                    (d)     Right  to  Issue  Securities.  After
expiration of the Refusal Period, if the provisions of this Section 4(h) have been complied with in all respects by the Company and no Exercise Notice has been given, or if given, the Buyers have not agreed to purchase all of the securities set forth in the Issuance Notice, the Company shall have the right for forty-five (45) calendar days following the termination of the Refusal Period to issue such securities, or any portion thereof not being purchased by the Buyers, specified in the Issuance Notice on the terms described in the Issuance Notice without further notice to the Buyers, but after such forty-five
(45) calendar days, no such issuance may be made without again giving notice to the Buyers and complying with all of the requirements of this Section 4(h).

                                    (e)     Exempt   Issuances.   The  following
issuances of Common Stock or Convertible Securities shall be "Exempt Issuances" not subject to the right of purchase in this Section 4(h):

                                    (a)     any shares of the  Company's  Common
         Stock issued pursuant to Approved Stock Plans (as defined in the Warrants);

                                    (b)     any shares  issued upon  exercise of
         options, warrants and other convertible securities outstanding as of the date hereof; and

                                    (c)     shares issued to bonafide  suppliers
         or vendors in consideration for services or supplies rendered to the Company or to a bank or other financial institution as an inducement to enter into a financing arrangement with the Company in an amount not to exceed 10% of the outstanding capital stock of the Company.

                           i.       Disclosure.  From and after the date hereof,
the Company will not provide to any Buyer any material non-public information which, according to applicable law, rule or regulation should be disclosed publicly by the Company but which has not been so disclosed.

                           j.       Corporate  Existence.  So long as any  Buyer
beneficially owns any Securities, the Company shall maintain its corporate existence in good standing under the laws of the jurisdiction in which it is incorporated and shall not sell all or substantially all of the Company's assets, except in the event of a merger or consolidation or sale of all or substantially all of the Company's assets, where either (i) no part of the consideration consists of securities of the surviving or successor entity in such transaction or (ii) the surviving or successor entity in such transaction
(A) assumes the Company's obligations hereunder and under the agreements and instruments entered into or filed in connection herewith and (B) is a publicly traded corporation whose common stock is registered pursuant to Section 12(b) or
(g) of the 1934 Act.

                           k.       Solvency;  Compliance with Law. The Company,
individually, and together with its subsidiaries on a consolidated basis (both before and after giving effect to the transactions contemplated by this Agreement) is solvent (i.e., its assets have a fair market value in excess of the amount required to pay its probable liabilities on its existing debts as they become absolute and matured) and currently the Company has no information that would lead it to reasonably conclude that the Company would not have, nor does it intend to take any action that would impair, its ability to pay its debts from time to time incurred in connection therewith as such debts mature. The Company will conduct its business in compliance with all applicable laws, rules, ordinances and regulations of the jurisdictions in which it is conducting business, including, without limitation, all applicable local, state and federal environmental laws and regulations, the failure to comply with which would have a Material Adverse Effect.

                           l.       Insurance.   The  Company   shall   maintain
liability, casualty and other insurance (subject to customary deductions and retentions) with responsible insurance companies against such risk of the types and in the amounts customarily maintained by companies of comparable size to the Company.

                           m.       No Integration. The Company will not conduct
any future offering that will be integrated with the issuance of the Securities for purposes of the rules promulgated by the SEC.

                           n.       Year 2000. The Company will take all actions
to assure that the Company's and its subsidiaries' computer systems and equipment containing embedded microchips (including systems and equipment supplied by others or with which the Company's or any of its subsidiaries' systems interface) will operate and effectively process data including datafields requiring references to dates on and after January 1, 2000 and the testing of such systems and equipment.

                  5.       TRANSFER AGENT INSTRUCTIONS.
                           ---------------------------

                  The Company shall issue irrevocable instructions to its transfer agent (in the form attached hereto as Exhibit D) to issue certificates, or at a Buyer's request, to electronically issue if possible, such shares (e.g., through DWAC or DTC), registered in the name of each Buyer or its respective nominee(s), for the Securities in such amounts as specified from time to time by each Buyer to the Company (the "Irrevocable Transfer Agent Instructions"). Prior to registration of the Common Stock and the Warrant Shares under the 1933 Act, all such certificates shall bear the restrictive legend specified in Section 2(g) of this Agreement. The Company warrants that no instruction other than (i) the Irrevocable Transfer Agent Instructions referred to in this Section 5, and
(ii) stop transfer instructions (a) to give effect to Section 2(f) hereof (in the case of the Common Stock and the Warrant Shares prior to registration under the 1933 Act), (b) to comply with any SEC or court order, or (c) to suspend use of a then effective registration statement in the event an amendment or supplement thereto is necessary, will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in the Closing Agreements. Nothing in this Section 5 shall affect in any way each Buyer's obligations and agreement to comply with all applicable securities laws upon resale of any of the Securities. If a Buyer provides the Company with an opinion of counsel, reasonably satisfactory in form and substance to the Company, that registration of a resale by such Buyer of any of the Securities is not required under the 1933 Act, the Company shall permit the transfer, and, in the case of the Securities, promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by such Buyer. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyers by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5, that the Buyers shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

                  6.       CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.
                           ----------------------------------------------

                  The obligation of the Company hereunder to issue and sell the Units to each Buyer at the Closing is subject to the satisfaction, with respect to each Buyer, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

                           a.       Such   Buyer   shall  have   executed   this
Agreement and the Registration Rights Agreement and delivered the same to the Company.

                           b.       Such  Buyer  shall  have  delivered  to  the
Company the Purchase Price for the Units being purchased by such Buyer at the Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

                           c.       The  representations  and warranties of such
Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and such Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to the Closing Date.

                           d.       The transactions  contemplated  hereby shall
not violate any law, regulation or order then in effect and applicable to such Buyer or the Company.

                  7.       CONDITIONS TO EACH BUYER'S OBLIGATION TO PURCHASE.
                           -------------------------------------------------

                  The obligation of each Buyer hereunder to purchase the Units is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each Buyer's sole benefit and may be waived by such Buyer at any time in its sole discretion:

                           a.       The  Company   shall  have   executed   this
Agreement, the Warrants and the Registration Rights Agreement, and delivered the same to such Buyer.

                           b.      Trading  in  the  Common  Stock  or  Warrant
Shares issuable upon the conversion of the Warrants shall not have been suspended by the SEC.

                           c.       The  representations  and  warranties of the
Company shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 3 above, in which case such representations and warranties shall be true and correct without further qualification) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the

Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. Such Buyer shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer including, without limitation, an update as of the Closing Date regarding the representation contained in Section 3(c) above.

                           d.       Each Buyer shall have  received  the opinion
of the Company's counsel dated as of the Closing Date, in form, scope and substance reasonably satisfactory to such Buyer and in substantially the form of Exhibit E attached hereto.

                           e.       The   Company   shall  have   executed   and
delivered to such Buyer the Stock Certificates for the Common Stock being purchased by such Buyer at the Closing.

                           f.       The   Company   shall  have   executed   and
delivered to each Buyer the Warrants being purchased by such Buyer at the Closing.

                           g.       As of the Closing  Date,  the Company  shall
have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting the exercise of the Warrants, 2,000,000 shares of Common Stock.

                           h.       The Board of Directors of the Company  shall
have adopted the resolutions in substantially the form of Exhibit F attached hereto.

                           i.       The Irrevocable Transfer Agent Instructions,
in the form of Exhibit D attached hereto, shall have been delivered to and acknowledged in writing by the Company's transfer agent.

                           j.       The transactions  contemplated  hereby shall
not violate any law, regulation or order then in effect and applicable to Buyers or the Company.

                           k.      There shall not have  occurred  any material
adverse change in the business condition (financial or otherwise), or results of operations of the Company since the date of this Agreement.

                  8.       INDEMNIFICATION.
                           ---------------

                  In consideration of each Buyer's execution and delivery of this Agreement and acquiring the Securities hereunder and in addition to all of the Company's other obligations under this Agreement, the Company shall defend, protect, indemnify and hold harmless each Buyer and each other holder of Securities and all of their officers, directors, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Buyer
Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Buyer Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Buyer Indemnified

Liabilities"), incurred by any Buyer Indemnitee (and shall advance the same) as a result of, or arising out of, or relating to (a) subject to Section 9(i), any misrepresentation or breach of any representation or warranty made by the Company in the Closing Agreements or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in the Closing Agreements or any other certificate, instrument or document contemplated hereby or thereby, or
(c) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Units or the status of such Buyer or holder of any of the Securities as an investor in the Company. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Buyer Indemnified Liabilities which is permissible under applicable law.

                  9.       GOVERNING LAW; MISCELLANEOUS.
                           ----------------------------

                           a.       Governing  Law.  This  Agreement   shall  be
governed by and interpreted in accordance with the laws of the State of New York without regard to the principles of conflict of laws.

                           b.       Counterparts. This Agreement may be executed
in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause four (4) additional original executed signature pages to be physically delivered to the other party within five (5) days of the execution and delivery hereof.

                           c.       Headings. The headings of this Agreement are
for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

                           d.       Severability.   If  any  provision  of  this
Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

                           e.       Entire Agreement; Amendments. This Agreement
supersedes all other prior oral or written agreements between the Buyers, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments and documents referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

                           f.       Notices. Any notices,  consents,  waivers or
other communications required or permitted to be given under the terms of this Agreement shall be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile, provided a copy is mailed by U.S. certified mail, return receipt requested;

(iii) three (3) days after being sent by U.S. certified mail, return receipt requested, or (iv) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

                  if to the Company:

                           Capita Research Group, Inc.
                           591 Skippack Pike
                           Suite 300
                          Blue Bell, Pennsylvania 19422
                             Telephone: 215-619-7777
                             Facsimile: 215-619-0775
                           Attention:  Chief Financial Officer

                  with a copy to:

                           Andrew J. Beck, Esq.
                           Torys
                           237 Park Avenue
                            New York, New York 10017
                             Facsimile: 212-682-0200

                  if to the Transfer Agent:

                           Nevada Agency and Trust Company
                           50 West Liberty Street, Suite 880
                           Reno, Nevada 89501
                           Telephone:  775-322-0626
                           Facsimile:   775-322-5623
                           Attention:   Compliance Department

                  If to a Buyer, to its address and facsimile number on the Schedule of Buyers, with copies to such Buyer's counsel as set forth on the Schedule of Buyers. Each party shall provide five (5) days' prior written notice to the other party of any change in address or facsimile number.

                           g.       Successors and Assigns. This Agreement shall
be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Units. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Buyers. A Buyer may assign some or all of its rights hereunder without the consent of the Company, provided, however, that (i) any such assignment shall not release such Buyer from its obligations hereunder unless such obligations are assumed by such assignee and the Company has consented to such assignment and assumption, and (ii) no Buyer may assign its rights hereunder in a manner that would cause the offering of Securities hereunder to be required to be registered under the 1933 Act.

                           h.       No Third Party Beneficiaries. This Agreement
is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

                           i.       Survival. The representations and warranties
of the Company and the Buyers contained in Sections 3 and 2, respectively, shall survive the Closing until eighteen months after the Closing Date. The agreements and covenants set forth in Sections 4, 5 and 9, and the indemnification provisions set forth in Section 8, shall survive the Closing. Each Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

                           j.       Publicity.  The Company and each Buyer shall
have the right to approve before issuance any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of any Buyer, to make any press release or other public disclosure with respect to such transactions as is required by applicable law and regulations (although each Buyer shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release and shall be provided with a copy thereof), but only to the extent required by such law or regulation.

                           k.

                                    Further Assurances.  Each party shall do and
perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                           l.       No Strict Construction. The language used in
this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

                           m.       Equitable  Relief.  The  Company  recognizes
that in the event that it fails to perform, observe, or discharge any or all of its obligations under this Agreement, any remedy at law may prove to be inadequate relief to the Buyers. The Company therefore agrees that the Buyers shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

                           n.       Consent to Jurisdiction.  The parties hereto
expressly submit themselves to the exclusive jurisdiction of the state and federal courts of New York in any action or proceeding relating to this Agreement or any of the other documents contemplated hereby or any of the transactions contemplated hereby or thereby. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any such action, suit or proceeding brought in such a court and any claim that any such action, suit or proceeding brought in such a court has been brought in an inconvenient forum. The parties hereto irrevocably and unconditionally consent to the service of process of any of the aforementioned courts in any such action, suit or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, at their respective addresses set forth or provided for herein, such service to become effective 10 days after such mailing. Nothing herein shall affect the right of any party to serve process in any manner permitted by law or to commence legal proceedings or otherwise proceed against the other parties in any other jurisdiction.

                  IN WITNESS WHEREOF, the Buyer and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first written above.

                                            COMPANY:

                                            CAPITA RESEARCH GROUP, INC.


                                            By: /s/ David B. Hunter
                                                -------------------
                                                Name: David B. Hunter
                                                Its: President

                    BUYERS:

                    SOUNDSHORE HOLDINGS LTD.


                    By: /s/ Anthony Giordano
                        --------------------
                        Name: Anthony Giordano
                        Its: Director



                    SOUNDSHORE OPPORTUNITY HOLDING FUND LTD.


                    By: /s/ Anthony Giordano
                        --------------------
                        Name: Anthony Giordano
                        Its: Director



                    SOUNDSHORE STRATEGIC HOLDING FUND LTD.


                    By: /s/ Anthony Giordano
                        --------------------
                        Name: Anthony Giordano
                        Its: Director


                               SCHEDULE OF BUYERS


Investor Name, Address and              Number of shares of               Number of          Investor's Advisor and
     Facsimile Number                      Common Stock                   Warrants           Lega; Counsel Address
     ----------------                      ------------                   --------           ---------------------

SoundShore Holdings Ltd. (Bermuda)            666,750                666,750 (A Warrants)    Eleazer Klein, Esq.
                                                                     666,750 (B Warrants)    New York, NY 10022
c/o AIG International Management                                                             Fax:  (212) 593-5955
Company, Inc.
1281 East Main Street
Stamford, Connecticut 06902
Fax: (203) 324-8488




SoundShore Strategic                          118,750                118,750 (A Warrants)    Eleazer Klein, Esq.
Holding Fund Ltd. (Bermuda)                                                                  Schulte Roth & Zabel LLP
                                                                     118,750 (B Warrants)    New York, NY 10022
c/o AIG International Management                                                             Fax:  (212) 593-5955
Company, Inc.
1281 East Main Street
Stamford, Connecticut 06902
Fax: (203) 324-8488